                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

                                      March 8, 2002

Dear Shareholder:

        Enclosed you will find a 2001 Annual Report for First M & F Corporation, a Notice of the Annual Shareholders’ Meeting for 2002, a Proxy Statement, and a Proxy.

        This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders’ Meeting is to be held on Wednesday, April 10, 2002, at 1:30 P.M. at the Mary Ricks Thornton Cultural Center, located at the corner of East Washington Street and North Huntington Street, Kosciusko, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

        I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

        First M & F Corp's audited financial statements and other required disclosures are attached to the Proxy Statement. Also enclosed is First M & F Corp's Annual Report to shareholders.

        We look forward to seeing you at the Annual Meeting.

                                             Sincerely yours,

                                             FIRST M & F CORPORATION

                                             Hugh S. Potts, Jr.
                                             Chairman and Chief Executive Officer

                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

                                      March 8, 2002

                          NOTICE OF ANNUAL SHAREHOLDERS' MEETING
To the Shareholders of
First M & F Corporation
Kosciusko, Mississippi 39090

        NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the FIRST M & F CORPORATION (the "Company"), KOSCIUSKO, MISSISSIPPI, will be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 10, 2002, at 1:30 P.M. for the purpose of considering and voting on the following proposals:

        1.     ELECTION OF DIRECTORS: The election of six (6) persons listed in the
               Proxy Statement dated March 8, 2002, accompanying this notice, as members of the Board of Directors for a term of three years.

        2.     Whatever other business may be properly brought before the meeting or any adjournment thereof.

        Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

        Only those shareholders of record at the close of business on February 22, 2002 shall be entitled to notice of and to vote at this meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Hugh S. Potts, Jr.
                                      Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 8, 2002

                                 FIRST M & F CORPORATION
                                   Post Office Box 520
                               KOSCIUSKO, MISSISSIPPI 39090

                                     PROXY STATEMENT
                                   DATED MARCH 8, 2002

                       ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                      APRIL 10, 2002
SOLICITATION BY BOARD OF DIRECTORS OF FIRST M & F CORPORATION

        This statement is furnished to the shareholders of First M & F Corporation (the "Company") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Mary Ricks Thornton Cultural Center at 204 North Huntington Street, Kosciusko, Mississippi, on Wednesday, April 10, 2002, at 1:30 P. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders' Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is March 8, 2002.

        Only those shareholders of record on the books of the Company at the close of business on February 22, 2002, (the "Record Date") are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 4,614,784 shares of common stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is five (5), a shareholder owning ten (10) shares may cast ten (10) votes for each of five (5) nominees, or cast 50 votes for any one (1) nominee or allocate the fifty (50) votes among several nominees.

        The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

        Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual

Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

        The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on February 22, 2002, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

        The 2001 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

        The Board of Directors of the Company is divided into three (3) classes - Class I, Class II and Class III. Each class consists of five (5) to seven (7) Directors. The term of Class III Directors expires at the 2002 Annual Meeting. The term of Class I Directors will expire at the 2003 Annual Meeting. The term of Class II Directors expires at the 2004 Annual Meeting.

        The Board of Directors has nominated Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., Charles W. Ritter, Jr., and L. F. Sams, Jr. for election as Class III Directors to serve until the 2005 Annual Meeting. Jon A. Crocker, Toxey Hall, III, J. Marlin Ivey, Otho E. Pettit, Jr., Charles W. Ritter, and L. F. Sams, Jr. are currently serving as Class III Directors.

        Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the six (6) nominees for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2001, the Company's Board of Directors had twelve (12) regular meetings. No Director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served. The following table provides certain information about the nominees and the other current Directors of the Company.

        Pursuant to Mississippi Law and the Company's By Laws, Directors are elected by a plurality of the votes cast in the election of Directors. A "plurality" means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

                      INFORMATION CONCERNING NOMINEES AND DIRECTORS

                                                                           Amount  and Nature of
                               Positions & Offices                         Beneficial Ownership         Percent of Common
                               With Company or/and           Director      Of Common Stock as of        Stock Beneficially
Name and Age                   Employment                    Since         January 31, 2002             Owned (a)
CLASS I
Fred A. Bell, Jr.,       60    Owner, Bell Chevrolet         1981          34,757 (15)                  .71%
                               (car dealership)
Charles T. England,      65    Supervisor of Finance         1980          16,308 (1) (15)              .33%
                               Company subsidiaries of
                               Merchants and Farmers
                               Bank from 1995 through
                               1999; Registered
                               Representative of
                               Security Financial
                               Network in 1994;
                               Farmer; formerly
                               Chancery Clerk, Attala
                               County
James F. Ingram,         71    Chief Executive Officer       2000          94,267 (16)                  1.92%
                               of Community Federal
                               Savings Bank from 1984
                               through 1999 and of
                               Community Federal
                               Bancorp from 1996
                               through 1999. President
                               of Community Federal
                               Bank from 1984 through
                               June, 1998 and of
                               Community Federal
                               Bancorp from 1996
                               through June, 1998.
Joseph M. Ivey,          43    Chief Executive Officer,      1994          120,148 (2)(3)(11)(15)       2.45%
                               Encompass Services
                               Corp (facilities services
                               company), since
                               February, 1999.
                               Chairman and CEO,
                               Ivey Mechanical
                               Company (plumbing and
                               electrical contractors),
                               until February, 1999

Susan McCaffery,         62    Retired; Member of            1987          118,198 (4)(5)(15)           2.41%
                               Audit Committee;
                               Former Professor, Wood
                               College
James I. Tims,           43    President of LT               2000          92,597 (17)                  1.89%
                               Corporation; President
                               of First Bolivar Capital
                               Corp. through 1998.
Edward G. Woodard,       47    Member of Audit               1989          9,406 (6)(15)                .19%
                               Committee; President,
                               K. M. Distributing
                               Company, Inc.
                               (wholesaler of chain
                               saws, lawn and
                               gardening equipment)
CLASS II
Barbara K. Hammond,      57    Retired; Member of            1995          10,760 (23)                  .22%
                               Audit Committee;
                               Former Specialist,
                               Circuit Capacity
                               Management, BellSouth
Charles V. Imbler, Sr.,  69    President and Chief           2000          23,644 (18)                  .48%
                               Executive Officer of
                               Truck Center, Inc. since
                               1970.
R. Dale McBride,         63    President, Merchants and      1979          19,516(8)(23)                .40%
                               Farmers Bank, Durant
Hugh S. Potts, Jr.,      57    Chairman of the Board         1979          386,577(4)(9)(19)           7.88%
                               and CEO of the
                               Company since 1994;
                               Vice Chairman, 1983-
                               1993; Vice President,
                               1979-1983
Michael W. Sanders,      58    President, Jimmy              2000          4,500                        .09%
                               Sanders, Inc. (sales of
                               seed, grain, chemicals
                               and fertilizer)
W. C. Shoemaker,         70    Consultant, IMC Webb          1979          41,266 (23)                  .84%
                               Graphics (Printing);
                               President, W.C.
                               Shoemaker, Inc.
                               (investments & real
                               estate)
Scott M. Wiggers,        57    President of the              1983          13,161 (7)(20)               .27%
                               Company since 1988
                               and Treasurer since
                               1979; Corporate
                               President, Merchants &
                               Farmers Bank
CLASS III

Jon A. Crocker,          59    Business Development          1996          65,200 (10)(14)(15)        1.33%
                               Officer since 1999;
                               Chairman & CEO,
                               Merchants & Farmers
                               Bank, Bruce Branch
                               from 1995 to 1999
Toxey Hall, III          62    Member of Audit               1984          4,312 (14)(15)              .09%
                               Committee; President,
                               Thomas-Walker-Lacey
                               (retail discount store)
J. Marlin Ivey,          65    Member of Audit               1979          123,212 (2)(11)(14)        2.51%
                               Committee; President,                       (15)
                               Ivey National
                               Corporation (holding
                               company for various
                               businesses)
Otho E. Pettit, Jr.,     51    Attorney at Law,              1993          17,182 (12)(14)(15)         .35%
                               Thornton, Guyton,
                               Dorrill & Pettit
Charles W. Ritter, Jr.,  68    Chairman of Audit             1979          168,200 (13)(14)(15)       3.43%
                               Committee; President,
                               The Attala Company
                               (feed manufacturing
                               company)
L. F. Sams, Jr.,         62    Partner, Mitchell,            2000          25,012 (18)(21)             .51%
                               McNutt, Threadgill,
                               Smith & Sams (law
                               firm) since 1971.

ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS                             1,293,684 (22)            26.35%
AS A GROUP (25 PERSONS)

(a)   Constitutes sole ownership unless otherwise indicated.

(1)   Mr. England shares voting and investment power with respect to these shares with his wife.
(2)   Director J. Marlin Ivey is the father of director Joseph M. Ivey.
(3)   Includes 300 shares owned by Mr. Joseph Ivey's minor children.
(4)   Mrs. McCaffery and Hugh S. Potts, Jr. are brother and sister. Their father is the Company's former
      Chief Executive Officer and Chairman of the Board, Hugh S. Potts, Sr.
(5)   Mrs. McCaffery shares voting and investment power with respect to 761 of these shares with her husband  and includes 15,500 shares owned by Mrs. McCaffery's husband.
(6)   Includes 880 shares owned by Mr. Woodard's wife.
(7)   Includes 1,144 shares owned by Mr. Wiggers' wife and daughter.
(8)   Mr. McBride shares voting and investment power with respect to 12,675 of these shares with his wife and children.
(9)   Mr. Potts, Jr. shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts and includes 45,984 shares owned by his wife and minor children. Mr. Potts, Jr. is the trustee over The Salt & Light Foundation which owns 46,754 shares.
(10)  Of these shares, 6,600 are registered in the name of BellAire Corporation, of which Mr. Crocker's wife is a director.
(11)  Of these shares, 102,012 are registered in the name of Ivey National Corporation, of which Mr. J.
      Marlin Ivey is the President and Mr. Joseph M. Ivey is an officer.

(12)  Includes 3,726 owned by Mr. Pettit's wife and children.
(13)  Includes 60,000 shares owned by Mr. Ritter's wife.
(14)  Includes 100 shares which may be acquired upon the exercise of stock options.
(15)  Includes 1,100 shares which may be acquired upon the exercise of stock options.
(16)  Includes 51,390 shares which may be acquired upon the exercise of stock options.
(17)  Includes 78,849 shares owned by Mr. Tims' wife. Includes 11,916 shares owned by LT Corporation which is owned by Mr. Tims and his wife. Includes 1,832 shares owned jointly with his wife.
(18)  Includes 11,327 shares which may be acquired upon the exercise of stock options.
(19)  Includes 4,000 shares which may be acquired upon the exercise of stock options.
(20)  Includes 3,000 shares which may be acquired upon the exercise of stock options.
(21)  Includes 2,265 shares owned by Mr. Sams' wife.
(22)  Includes 5,400 shares which may be acquired by executive officers upon exercise of stock options.
(23)  Includes 1,000 shares which may be acquired upon the exercise of stock options.

        Charles W. Ritter, Jr. is a director of Sanderson Farms, Inc., Laurel, Mississippi.

        Joe Ivey is CEO and director of Encompass Service Corp. None of the other Directors are a director of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

                                    EXECUTIVE OFFICERS

                                                                                          Beneficial
                                                                                       Ownership as of
                                                                                         January 31,
           Name               Age                         Position                          2002         Percent
-------------------------     ---      ----------------------------------------------   --------------   ---------

Robert C Thompson, III        43       Treasurer, First M & F Corporation; EVP             1,700 (1)        .03%
                                       & Chief Financial Officer, M & F Bank
Evelyn G. Atwood              55       Secretary of the Board, First M & F                       200       ----
                                       Corporation and M & F Bank
Robert K Autry                56       EVP and Divisional Sales Manager,                   1,600 (1)        .03%
                                       M & F Bank
Michael E. Crandall           44       EVP and Divisional Sales Manager,                   2,173 (2)        .04%
                                       M & F Bank
Jeffrey A Camp                42       EVP and Chief Credit Officer, M & F                 1,800 (1)        .04%
                                       Bank

(1)    Includes 1,600 shares which may be acquired upon the exercise of stock options.
(2)    Includes 600 shares which may be acquired upon the exercise of stock option plans.

The following information concerns the employment history of executive officers for the last five (5) years.

Robert C Thompson, III                                   Treasurer, First M & F Corporation & EVP & Chief
                                                         Financial Officer, M & F Bank since November,
                                                         1997. Doctoral student from January, 1995 through
                                                         October, 1997.

Evelyn G. Atwood                                         Secretary of the Board, First M & F Corporation and
                                                         M & F Bank since January, 2001
Robert K Autry                                           EVP & Divisional Sales Manager of M & F Bank
                                                         since January, 1995.
Michael E. Crandall                                      EVP & Divisional Sales Manager of M & F Bank
                                                         since September, 2001. President of
                                                         Madison/Ridgeland branches from August, 1988
                                                         through August, 2001.
Jeffrey A Camp                                           EVP & Chief Credit Officer of M & F Bank since
                                                         January, 1998. President of Desoto County Division
                                                         at Deposit Guaranty National Bank from April,
                                                         1994 through December, 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with.

PRINCIPAL SHAREHOLDER

        Management of the Company knows of no person who owns of record or beneficially, directly or indirectly, more than 5% of the outstanding common stock of the Company except as set forth below:

                                          Amount and Nature of Beneficial Ownership         Percent of
Name and Address of Beneficial Owner                   of Common Stock                        Class
------------------------------------      ------------------------------------------        ----------
Hugh S. Potts, Jr.                                   382,543 shares (1)                       7.88%
1104 Walnut Road
Kosciusko, MS  39090

(1)  Mr. Potts shares voting and investment power with respect to 59,500 of these shares, which are held in two trusts.

EXECUTIVE COMPENSATION

        The following tables show the cash compensation for 2001, 2000 and 1999 for the Chief Executive Officer of the Company and the five (5) highest paid Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

                                                                                    Other Annual         All Other
Name and Principal Position            Year           Salary           Bonus        Compensation        Compensation
---------------------------            ----           ------           -----        ------------        ------------
Hugh S. Potts, Jr.                                                                   $2,451 (1)          $4,173(4)
Chairman of the Board and              2001          $207,308         $10,000        $2,275 (3)            $280(6)
CEO since 4/15/94                                                                    $2,596 (1)          $2,781(4)
                                       2000          $194,916            $0          $3,115 (3)            $260(6)
                                                                                     $2,223 (1)
                                       1999          $192,801         $15,000        $3,215 (2)          $2,524(4)
Scott M. Wiggers                       2001          $146,665          $5,000        $2,012 (1)          $3,667(4)
                                                                                                           $260(6)
President                              2000          $140,885          $5,495        $1,927 (1)          $3,492(4)
                                                                                                           $260(6)
                                       1999          $134,750         $10,000        $2,500 (1)          $3,369(4)
Jeffrey A. Camp                        2001          $123,141          $3,879          $383 (1)          $3,042(4)
Executive Vice President                                                               $666 (2)
And Senior Credit Officer              2000          $115,892          $4,520          $357 (1)          $2,558(4)
                                                                                       $924 (2)
                                       1999          $105,846         $12,500          $431 (1)          $2,370(4)
                                                                                       $676 (2)
Robert K. Autry                        2001          $107,631          $3,390        $1,408 (1)          $2,691(4)
                                                                                       $696 (2)
Executive Vice President               2000          $102,283          $3,900          $709 (1)          $2,488(4)
                                                                                       $443 (2)
And Divisional Sales                   1999          $93,385          $10,000          $973 (1)          $2,335(4)
Manager
Michael E. Crandall                    2001          $99,361          $10,000          $297 (1)
                                                                                       $256 (2)
Executive Vice President                                                             $1,385 (3)          $2,484(4)
                                                                                       $857 (7)
And Divisional Sales                   2000          $92,000           $5,060          $271 (1)
                                                                                       $655 (2)
Manager                                                                              $1,201 (3)          $2,300(4)
                                                                                       $220 (7)
                                       1999          $79,767           $6,172          $306 (1)
                                                                                     $1,132 (2)          $1,994(4)
                                                                                       $183 (7)

(1)  Cost of excess life insurance
(2)  Automobile allowance
(3)  Cost of country club memberships
(4)  Company Contribution to the 401k plan
(5)  Moving expense reimbursement
(6)  Director fees
(7)  Incentive pay
OPTION GRANTS

        No stock options were granted to Executive Officers during 2001.

OPTION EXERCISES AND YEAR END VALUES

        The following table provides information as to the options exercised during 2001, and the unexercised options to purchase the Company's Common Stock previously granted to the Named Executive Officers and held by them at the end of 2001.

OPTIONS EXERCISED IN 2001 AND YEAR END OPTION VALUE

                                                                                   Number of
                                                                              Securities Underlying
                              Shares Acquired on                               Unexercised Options             Value of Unexercised
                                   Exercise               Value                 At Year End (#)(1)             In the Money Options
              Name                In 2002 (#)          Realized ($)        Exercisable/Unexercisable          At Year End ($)(1)(2)
------------------------------   -------------         ------------        --------------------------         ---------------------

 Hugh S. Potts, Jr.                    0                     0                     4,000/6,000                          0
 Scott M. Wiggers                      0                     0                     3,000/4,500                          0
 Jeffrey A. Camp                       0                     0                     1,600/2,400                          0
 Robert K. Autry                       0                     0                     1,600/2,400                          0
 Michael E. Crandall                   0                     0                       600/900                            0

(1) All stock options were granted in 1999, with a ten (10) year life. They vest at 20% per year over a five (5)
year period. The options have strike prices that range from $32.50 to $35.75 per share.
(2) Based on the closing price on the NASDAQ  system ($20.50) on December 31, 2001.

        PENSION PLAN. The following table indicates the estimated annual benefits payable to persons in specified classifications upon retirement at age 65.

                Five Years                         Credited Years of Service
              Average Annual   ---------------------------------------------------------------
              Compensation         15            20             25          30           35
              ------------     ---------     ---------      ---------     -------      -------
                   $25,000        $3,000        $4,000         $5,000      $6,000       $7,000
                    50,000         6,000         8,000         10,000      12,000       14,000
                    75,000         9,000        12,000         15,000      18,000       21,000
                   100,000        12,000        16,000         20,000      24,000       28,000
                   160,000        19,200        25,600         32,000      38,400       44,800

        Credited years of service for the individuals named in the Summary Compensation Table above are anticipated to be as follows: Hugh S. Potts, Jr. - 37 years; Scott M. Wiggers - 34 years; Jeffrey A. Camp - 26 years; Robert K. Autry - 25 years; Michael E. Crandall - 41 years.

        A participant in First M & F's Pension Plan whose service is terminated on or before his normal retirement date is eligible to retire and receive a normal retirement benefit. The amount of the normal benefit under the Plan is equal to 1/12 of the sum of the amounts described below in (1) and (2) multiplied by (3) where:

        (1) = eight-tenths of one percent (0.8%) of the participant average earnings;
        (2) = twenty-five hundredths percent (0.25%) of the participants average earnings in excess of Twenty-Four Thousand and no/100 dollars ($24,000.00); and
        (3) = the participant's benefit service as of his normal retirement date.

        If a participant's annual benefit commences before the participant's social security retirement age, but on or after age 62, the amount of the benefit is reduced. If the annual benefit of a participant commences prior to age 62, the amount of the benefit shall be the actuarial equivalent of an annual benefit beginning at age 62 reduced for each month by which benefits commence before the month in which the participant attains age 62. If the annual benefit of a participant commences after the participant's social security retirement age, the benefit amount is adjusted so that it is the actuarial equivalent of an annual benefit beginning at the participant's social security retirement age.

        DIRECTOR COMPENSATION. Non-officer Directors receive annual compensation in the amount of $1,000 per Board Meeting attended payable at the end of the year, plus an additional $20 for each committee meeting attended.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market US Index and the NASDAQ Bank Index which consists of the period of five (5) years beginning in 1997.

[GRAPHIC OMITTED]
                                                         Cumulative Total Return
                                 ----------------------------------------------------------------------
                                     12/96         12/97       12/98       12/99       12/00      12/01
                                     -----         -----       -----       -----       -----      -----

FIRST M & F CORPORATION             100.00        156.48      146.21      124.25       73.66      93.55
NASDAQ STOCK MARKET (U.S.)          100.00        122.48      172.68      320.89      193.01     153.15
NASDAQ BANK                         100.00        167.41      166.33      159.89      182.38     197.44

INDEPENDENT PUBLIC ACCOUNTANTS

        Shearer, Taylor & Co., P.A. were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

SALARY AND BENEFIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Salary and Benefits Committee. The committee is comprised of Directors: Hugh S. Potts, Jr., J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard and determines annual base salary adjustments and annual pay for performance bonus awards.

        In determining the compensation to be paid to the Company's executive officers in 2001, the Salary and Benefit Committee employed compensation policies designed to align the compensation of Mr. Potts, Mr. Wiggers, and other executive officers with the Company's overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.

        In 2001, Messrs. Potts and Wiggers received an increase in base salary of 5.0% and 4.0% respectively, from their 2000 base salary. The increases were consistent with the 7.1% trend in Company profits from 1996 to 1999 and comparable to salaries of bank executives in similar sized institutions.

        The Company has established performance goals in four categories which are to be met by improvements in ratios or amounts as applicable from the last fiscal year. The four categories are: Growth, which is measured by increases in loan volume and core deposit volume; Profits, measured by increases in net interest margin (%) and an increase in non-interest income; Quality, the goal of which is to maintain the previous year's percentage of nonperforming assets and net charge-offs, with a penalty factor if the percentage increases from the previous year; and Productivity, measured by an increase in pre-tax income divided by salaries and benefits.

        The model calculates the bonus by weighting the categories and combining the results in each category to arrive at a bonus as a percentage of base salary. A bonus is awarded if the 2001 Company results in any category were an improvement over 2000 results. If the 2001 results were an improvement over 2000 results in each category, but still below budget, a bonus is not awarded. If the 2001 Company budget was met in each category, the bonus is approximately 4.0%. If budget is exceeded in one or more categories, the bonus increases on a sliding scale, with the maximum bonus of approximately 13.2% of base salary.

        The Company's loan volume was below the budgeted amount by 1.0% and demand deposit volume was below the budgeted amount by 7.2% in 2001. The net interest margin was below the budgeted amount by 5 basis points. Noninterest income was above the budgeted amount by 11.6% while noninterest expense was 2.5% above the budgeted amount in 2001. Based upon the model and other factors considered by the Board of Directors, bonuses of $10,000 and $5,000 were awarded to Messrs. Potts and Wiggers respectively.

        Additionally, the Company subscribes to and participates in the Mississippi Bankers Association survey, which provides the Committee with comparative compensation data from the Company's market areas and its peer groups. This information is used by the committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

        Submitted by the Company's Salary and Benefit Committee: Hugh S. Potts, Jr., Chairman, J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

TRANSACTIONS WITH MANAGEMENT

        First M & F Corporation's subsidiary, Merchants and Farmers Bank, Kosciusko, Mississippi, (the "Bank") has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders, and their associates. Such transactions are completed on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features. Such loans are extended on a secured basis. Other than these transactions, there were no material transactions during 2001 between directors and officers and the Bank or the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2001. Presently Charles W. Ritter, Jr. serves as Chairman and other members are Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Susan P. McCaffery, Michael W. Sanders and Edward G. Woodard. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

        The Company has a standing Salary and Benefit Committee which met three (3) times during 2001 and makes recommendations to the Board of Directors on all officers' salaries and compensation. Presently Hugh S. Potts, Jr. serves as Chairman and other members are J. Marlin Ivey, Charles W. Ritter, Jr., W. C. Shoemaker, James I. Tims and Edward G. Woodard.

        The Company does not have a standing Nominating Committee. The Company's By- Laws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors.

        Merchants & Farmers Bank has among other committees, an Investment Committee which meets quarterly, a Loan and Policy Committee which meets weekly, an Executive and Administrative committee which meets bi-annually, a Trust Committee which meets monthly, an Insurance Committee which meets annually, a Long Range Planning Committee which meets as needed and an Electronic Data Processing Steering Committee which meets quarterly.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

        With respect to fiscal 2001, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor’s independence.

        Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        The Board of Directors has determined that the members of the Audit Committee are independent, except for Committee Member Susan McCaffery, who is a sister of the Company's Chief Executive Officer.

        The Audit Committee adopted a written charter on May 16, 2000, which was attached as Exhibit A to the Proxy Statement for the 2001 Annual Meeting.

        Submitted by the Company's Audit Committee: Charles W. Ritter, Jr., Chairman, Toxey Hall, III, Barbara K. Hammond, J. Marlin Ivey, Susan P. McCaffery, Michael W. Sanders and Edward G. Woodard.

FEES PAID TO SHEARER, TAYLOR & CO., P.A.

        The following fees were paid to Shearer, Taylor & Co., P.A. for services rendered in 2001:

Audit fee and fees for review of financial
statements included in Forms 10-Q                      $ 83,200
Financial Information System Fees                             0
Income tax services and audits of
employee benefit plans                                   35,470
                                                     ----------
TOTAL                                                  $118,670
                                                       ========

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

OTHER MATTERS

        Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgement.

PROPOSALS FOR 2002 ANNUAL MEETING

        Any shareholder who wishes to present a proposal at the Company's next Annual Meeting and who wishes to have the proposal included in the Company's Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 8, 2002.

        The accompanying Proxy is solicited by Management.

                                      By Order of THE BOARD OF DIRECTORS,

                                      Hugh S. Potts, Jr.
                                      Chairman and Chief Executive Officer
Dated and mailed at
Cranford, New Jersey
On or about March 8, 2002

                                        PROXY SOLICITED FOR ANNUAL MEETING
                                                OF SHAREHOLDERS OF
                                              FIRST M & F CORPORATION
                                           TO BE HELD ON APRIL 10, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

           The undersigned  hereby appoints Hugh S. Potts, Jr., J. Marlin Ivey,  Charles W. Ritter,  Jr., and W. C.
Shoemaker,  or any of them as  Proxy  with the  power to  appoint  his  substitute  and  hereby  authorizes  him to represent  the  undersigned,  and to vote upon all  matters  that may  properly  come  before  the  Annual  Meeting including the matters  described in the Proxy Statement  furnished  herewith,  subject to any directions  indicated
herein,  with  full  power to vote all  shares  of  Common  Stock of First M & F Corporation  held of record by the undersigned  on February 22, 2002,  at the Annual  Meeting of  Shareholders  to be held at the Mary Ricks  Thornton
Cultural Center at 204 North  Huntington  Street,  Kosciusko,  Mississippi,  on Wednesday,  April 10, 2002, at 1:30
P.M., or any adjournment(s) thereof.

           IF NO DIRECTIONS ARE GIVEN,  THE PROXIES WILL VOTE FOR EACH NOMINEE  LISTED BELOW AND AT THE  DISCRETION  OF THE PERSON
NAMED ABOVE IN  CONNECTION  WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

1.         PROPOSAL to elect the six (6) identified nominees as Class III directors.

                  Jon A. Crocker            Otho E. Pettit, Jr.
                  Toxey Hall, III           Charles W. Ritter, Jr.
                  J. Marlin Ivey            L. F. Sams, Jr.

           [  ]     FOR             [  ]    FOR ALL EXCEPT       [  ]      WITHHOLD

           (INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s),  mark "For All Except" and write that nominees name(s) in the space provided below).

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When shares are held by joint  tenants,  both should  sign.  When  signing as  attorney,  executor,  administrator, trustee or guardian,  please give full title as such. If  corporation  or  partnership,  sign in full  corporate or partnership name by authorized person.

Signature:_____________________________________________

Signature:_____________________________________________

Dated:__________________________, 2002

                                        Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.